Exhbit 99.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 11-K for the year ended December 31, 2002 of Convergys Corporation Retirement Savings Plan (the “Plan”), as filed with the Securities and Exchange Commission on June 30, 2003 (the “Report”), I, Michael D. Jones, Controller of the Plan Sponsor, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/    Michael D. Jones

June 30, 2003